UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 31, 2021

SL GREEN REALTY CORP.

SL GREEN OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13199	13-3956775
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

Delaware	333-167793-02	13-3960398
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

One Vanderbilt Avenue New York, New York 10017 (Address of principal executive offices, including zip code)

(212) 594-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Extension of Marc Holliday as Chief Executive Officer and Chairman

On December 31, 2021, Marc Holliday and SL Green Realty Corp. (the “Company”) agreed to extend Mr. Holliday’s term as Chief Executive Officer and Chairman for an additional three years through January 17, 2025. Mr. Holliday’s current employment agreement will remain in effect until the effective date of the new employment agreement on January 18, 2022.

The following summarizes the material terms of the new agreement entered into by the Company and Mr. Holliday in connection with this extension:

Term:	Three years (1/18/22 – 1/17/25), with automatic renewals for successive one-year periods unless either party provides prior written notice of non-renewal. In the event that a Change-in-Control occurs within 18 months prior to the scheduled expiration of the term, Mr. Holliday may extend the term until the date that is 18 months after the Change-in-Control.
Base Salary:	$1,250,000 per year.
Formulaic Annual Cash Bonus:	Opportunity to earn 50-300% of base salary upon the achievement of specific goals established in advance by the Compensation Committee.
Annual Time-Based Awards:	Beginning in January 2022, Mr. Holliday will be eligible to receive an annual award of time-based LTIP units based on the Company’s performance during the prior year, with one-third of each award vesting on January 1st of each of the first three years following such award. The value of the award each year will be determined by the Compensation Committee based on its evaluation of Mr. Holliday’s performance during the prior year, provided that the amount for target performance will not be less than $4,500,000. Each award will provide for full acceleration upon a termination of Mr. Holliday’s employment without Cause or for Good Reason, whether during or after the term of the employment agreement, or upon Mr. Holliday’s resignation following expiration of the term.
Annual Performance-Based Awards:

Beginning in January 2022, Mr. Holliday will receive an annual award of performance-based LTIP units with a target value of $,500,000.

As set forth below, earning of the performance-based LTIP units will be based one-half on operating performance over a one-year period (as modified by absolute TSR over a three-year period) and one-half on relative TSR performance over a three-year period (with linear interpolation applying between levels):

	Operating Performance over 1 Year (50% of Award)*
Performance Level	Threshold	Target	Maximum
Percentage Earned	50%	100%	200%

	Relative TSR over 3 Years (50% of Award)
Performance Level	Threshold	Target	Maximum
Percentage Earned	50%	100%	225%

* Amount earned to be modified up or down by up to 12.5% of the amount otherwise earned based on absolute TSR over three years.

The specific hurdles will be determined by the Compensation Committee at the time of each award; provided that the absolute TSR modifier and relative TSR hurdles for the 2022 award are specified in the agreement.

Each award will provide that the LTIP units will remain outstanding following a termination of Mr. Holliday’s employment without Cause or for Good Reason, whether during or after the term of the employment agreement, or following Mr. Holliday’s resignation following expiration of the term. In addition, upon any termination for Good Reason or without Cause (including as a result of non-renewal by the Company) prior to the conclusion of a performance period, operating performance (but not relative performance) will be deemed to have been achieved at maximum, subject to the absolute TSR modifier, which will continue to apply in accordance with its terms.

In connection with a Change-in-Control prior the conclusion of any performance period, operating performance will be deemed to have been achieved at target performance and absolute and relative TSR performance will be determined based on actual, annualized performance through the date of the Change-in-Control.
Severance Benefits:	If Mr. Holliday’s employment is terminated by the Company without Cause (including upon non-renewal of the term by the Company) or by Mr. Holliday for Good Reason during the term, Mr. Holliday will be entitled to the following payments or benefits:

Termination Without Change-in-Control	Termination in Connection with Change-in-Control

•  2x the sum of base salary, formulaic bonus (assuming all criteria were achieved at maximum) and target value of annual time-based equity award (or 1x in the case of non-renewal of the term)

•  Pro-rata bonus and pro-rata portion of target value of annual time-based award for partial year

•  Acceleration of all unvested equity awards (other than performance-based awards, which are governed by the terms described above)

•  24 months of benefit continuation payments (including life insurance)

•  3x the sum of base salary, average annual bonus for prior two years and target value of annual time-based award

•  Pro-rata bonus and pro-rata portion of target value of annual time-based award for partial year

•  Acceleration of all unvested equity awards (other than performance-based awards, which are governed by the terms described above)

•  36 months of benefit continuation payments (including life insurance)

Restrictive Covenants:	Mr. Holliday will not compete with the Company while employed (including after the end of the term of employment if employment continues) and until 12 months after termination of employment during the term (or 6 months after a termination in connection with or within 18 months after a Change-in-Control or a termination of employment upon or after the expiration of the term of employment). Mr. Holliday has also agreed to non-solicitation, non-disparagement and non-interference covenants.

In the event of a Change-in-Control, the employment agreement also provides for Mr. Holliday to receive a prorated cash bonus based on Mr. Holliday’s average annual bonus for prior two years and the target value of his annual time-based equity award, which will offset any prorated bonus that Mr. Holliday would be entitled to receive upon termination in connection with the Change-in-Control, and, to the extent Mr. Holliday remains employed following the Change-in-Control and unless otherwise agreed, for cash compensation for future periods equal to Mr. Holliday’s cash bonus for the prior year and target amounts for all other cash and equity compensation in lieu of the compensation otherwise provided. The employment agreement also requires the Company to maintain a life insurance policy for the benefit of Mr. Holliday’s beneficiaries in the face amount of $10 million and provides for certain payments and benefits if Mr. Holliday’s employment is terminated due to death or disability, although any payments or benefits due in connection with a termination due to death will be offset by the proceeds of the life insurance that the Company is required to maintain pursuant to the agreement.

The terms Cause, Good Reason and Change-in-Control, as used above, are specifically defined in Mr. Holliday’s new employment agreement. The discussion above is qualified in its entirety by reference to the copy of the employment agreement by and between the Company and Mr. Holliday, which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Extension of Andrew Mathias as President

On December 31, 2021, Andrew Mathias and the Company agreed to extend Mr. Mathias’s term as President for an additional two years through December 31, 2023. Mr. Mathias’s current employment agreement will remain in effect until the effective date of the new employment agreement on January 1, 2022.

The following summarizes the material terms of the new agreement entered into by the Company and Mr. Mathias in connection with this extension:

Term:	Two years (1/1/22 — 12/31/23), with automatic renewals for successive one-year periods unless either party provides prior written notice of non-renewal. In the event that a Change-in-Control occurs within 18 months prior to the scheduled expiration of the term, Mr. Mathias may extend the term until the date that is 18 months after the Change-in-Control.

Base Salary:	$950,000 per year.

Formulaic Annual Cash Bonus:	Opportunity to earn 50-250% of base salary upon the achievement of specific goals established in advance by the Compensation Committee.

Annual Time-Based Awards:	Beginning in January 2022, Mr. Mathias will be eligible to receive an annual award of time-based LTIP units based on the Company’s performance during the prior year, with one-third of each award vesting on January 1st of each of the first three years following such award. The value of the award each year will be determined by the Compensation Committee based on its evaluation of Mr. Mathias’s performance during the prior year, provided that the amount for target performance will not be less than $3,500,000. Each award will provide for full acceleration upon a termination of Mr. Mathias’s employment without Cause or for Good Reason, whether during or after the term of the employment agreement, or upon Mr. Mathias’s resignation following expiration of the term.

Annual Performance- Based Awards:

Beginning in January 2022, Mr. Mathias will receive an annual award of performance-based LTIP units with a target value of $6,000,000.

As set forth below, earning of the performance-based LTIP units will be based one-half on operating performance over a one-year period (as modified by absolute TSR over a three-year period) and one-half on relative TSR performance over a three-year period (with linear interpolation applying between levels):

	Operating Performance over 1 Year (50% of Award)*
Performance Level	Threshold	Target	Maximum
Percentage Earned	50%	100%	200%

	Relative TSR over 3 Years (50% of Award)
Performance Level	Threshold	Target	Maximum
Percentage Earned	50%	100%	225%

* Amount earned to be modified up or down by up to 12.5% of the amount otherwise earned based on absolute TSR over three years.

The specific hurdles will be determined by the Compensation Committee at the time of each award; provided that the absolute TSR modifier and relative TSR hurdles for the 2022 award are specified in the agreement.

Each award will provide that the LTIP units will remain outstanding following a termination of Mr. Mathias’s employment without Cause or for Good Reason, whether during or after the term of the employment agreement, or following Mr. Mathias’s resignation following expiration of the term. In addition, upon any termination for Good Reason or without Cause (including as a result of non-renewal by the Company) prior to the conclusion of a performance period, operating performance (but not relative performance) will be deemed to have been achieved at maximum, subject to the absolute TSR modifier, which will continue to apply in accordance with its terms.

In connection with a Change-in-Control prior the conclusion of any performance period, operating performance will be deemed to have been achieved at target performance and absolute and relative TSR performance will be determined based on actual, annualized performance through the date of the Change-in-Control.

Severance Benefits:	If Mr. Mathias’s employment is terminated by the Company without Cause (including upon non-renewal of the term by the Company) or by Mr. Mathias for Good Reason during the term, Mr. Mathias will be entitled to the following payments or benefits:

Termination Without Change-in-Control	Termination in Connection with Change-in-Control

•       1.5x the sum of base salary, formulaic bonus (assuming all criteria were achieved at maximum) and target value of annual time-based equity award (or 1x in the case of non-renewal of the term)

•       Pro-rata bonus and pro-rata portion of target value of annual time-based award for partial year

•       Acceleration of all unvested equity awards (other than performance-based awards, which are governed by the terms described above)

•       18 months of benefit continuation payments

•       2.5x the sum of base salary, average annual bonus for prior two years and target value of annual time-based award

•       Pro-rata bonus and pro-rata portion of target value of annual time-based award for partial year

•       Acceleration of all unvested equity awards (other than performance-based awards, which are governed by the terms described above)

•       30 months of benefit continuation payments

Restrictive Covenants:	Mr. Mathias will not compete with the Company while employed (including after the end of the term of employment if employment continues) and until 12 months after termination of employment during the term (or 6 months after a termination in connection with or within 18 months after a Change-in-Control or a termination of employment upon or after the expiration of the term of employment). Mr. Mathias has also agreed to non-solicitation, non-disparagement and non-interference covenants.

In the event of a Change-in-Control, the employment agreement also provides for Mr. Mathias to receive a prorated cash bonus based on Mr. Mathias’s average annual bonus for the prior two years and the target value of his annual time-based equity award, which will offset any prorated bonus that Mr. Mathias would be entitled to receive upon termination in connection with the Change-in-Control, and, to the extent Mr. Mathias remains employed following the Change-in-Control and unless otherwise agreed, for cash compensation for future periods equal to Mr. Mathias’s cash bonus for the prior year and target amounts for all other cash and equity compensation in lieu of the compensation otherwise provided. The employment agreement also provides for certain payments and benefits if Mr. Mathias’s employment is terminated due to death or disability.

The terms Cause, Good Reason and Change-in-Control, as used above, are specifically defined in Mr. Mathias’s new employment agreement. The discussion above is qualified in its entirety by reference to the copy of the employment agreement by and between the Company and Mr. Mathias, which is being filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Extension of Andrew S. Levine as Chief Legal Officer and General Counsel

On December 31, 2021, Andrew S. Levine and the Company agreed to extend Mr. Levine’s term as Chief Legal Officer and General Counsel for an additional three years through January 1, 2025. Mr. Levine’s current employment agreement will remain in effect until the effective date of the new employment agreement on January 1, 2022.

The following summarizes the material terms of the new agreement entered into by the Company and Mr. Levine in connection with this extension:

Term:	Three years (1/1/22 — 1/1/25). In the event that a Change-in-Control occurs within 18 months prior to the scheduled expiration of the term, Mr. Levine may extend the term until the date that is 18 months after the Change-in-Control.

Base Salary:	$580,000 per year.

Annual Bonus:	May be awarded in amounts deemed appropriate by the Compensation Committee to reward Mr. Levine for job performance, which may be based on the achievement of specific goals established in advance by the Compensation Committee.

Annual Time-Based Awards:	Beginning in January 2022, Mr. Levine will be eligible to receive an annual award of time-based LTIP units based on the Company’s performance during the prior year, with an equal amount of each award vesting on each January 1st following such award during the remainder of the term of the employment agreement (i.e., awards made in January 2022, 2023 and 2024 will vest over approximately three years, two years and one year, respectively). The value of the award each year will be determined by the Compensation Committee based on its evaluation of Mr. Levine’s performance during the prior year, provided that the amount for target performance will not be less than $1,300,000. Each award will provide for full acceleration upon a termination of Mr. Levine’s employment without Cause or for Good Reason, whether during or after the term of the employment agreement, or upon Mr. Levine’s resignation following expiration of the term.

Severance Benefits:	If Mr. Levine’s employment is terminated by the Company without Cause or by Mr. Levine for Good Reason during the term, Mr. Levine will be entitled to the following payments or benefits:

Termination Without Change-in-Control	Termination in Connection with Change-in-Control

•       The sum of base salary and average annual bonus for prior two years

•       The target value of the annual time-based equity awards to be granted in January 2023 and 2024, to the extent not yet granted

•       Pro-rata bonus for partial year

•       Acceleration of all unvested equity awards (other than performance-based awards)

•       12 months of benefit continuation payments

•       2x the sum of base salary and average annual bonus for prior two years

•       The target value of the annual time-based equity awards to be granted in January 2023 and 2024, to the extent not yet granted

•       Pro-rata bonus for partial year

•       Acceleration of all unvested equity awards (other than performance-based awards

•       24 months of benefit continuation payments

Restrictive Covenants:	Mr. Levine will not compete with the Company while employed (including after the end of the term of employment if employment continues) and until 6 months after termination of employment (unless such termination is upon or after the expiration of the term of employment, in which case the covenant not to compete will not extend beyond such termination). Mr. Levine has also agreed to non-solicitation, non-disparagement and non-interference covenants.

In the event of a Change-in-Control, the employment agreement also provides for Mr. Levine to receive a prorated cash bonus based on Mr. Levine’s average annual bonus for the prior two years, which will offset any prorated bonus that Mr. Levine would be entitled to receive upon termination in connection with the Change-in-Control, and, to the extent Mr. Levine remains employed following the Change-in-Control and unless otherwise agreed, for cash compensation for future periods equal to Mr. Levine’s annual bonus for the prior year and target amounts for all other cash and equity compensation in lieu of the compensation otherwise provided. The employment agreement also provides for certain payments and benefits if Mr. Levine’s employment is terminated due to death or disability.

The terms Cause, Good Reason and Change-in-Control, as used above, are specifically defined in Mr. Levine’s new employment agreement. The discussion above is qualified in its entirety by reference to the copy of the employment agreement by and between the Company and Mr. Levine, which is being filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	Amended and Restated Employment and Noncompetition Agreement, dated as of December 31, 2021, by and between SL Green Realty Corp. and Marc Holliday.
10.2	Amended and Restated Employment and Noncompetition Agreement, dated as of December 31, 2021, by and between SL Green Realty Corp. and Andrew Mathias.
10.3	Amended and Restated Employment and Noncompetition Agreement, dated as of December 31, 2021, by and between SL Green Realty Corp. and Andrew Levine.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Executive Vice President, Chief Legal Officer and General Counsel

SL GREEN OPERATING PARTNERSHIP, L.P.

By: SL GREEN REALTY CORP., its general partner

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Date: January 5, 2022